UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2013

Annual Report

to Shareholders

DWS Core Fixed Income Fund

Contents

3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
22 Statement of Assets and Liabilities
24 Statement of Operations
25 Statement of Changes in Net Assets
26 Financial Highlights
32 Notes to Financial Statements
45 Report of Independent Registered Public Accounting Firm
46 Information About Your Fund's Expenses
48 Tax Information
49 Advisory Agreement Board Considerations and Fee Evaluation
54 Board Members and Officers
60 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may engage in forward commitment transactions which could subject the fund to counterparty and leverage risk. Leverage can magnify losses. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Having recently joined Deutsche Asset & Wealth Management as president of the DWS funds and head of Fund Administration, I'd like to take this opportunity to introduce myself. I come with 20 years of experience in asset management and the mutual fund industry. My job is to work closely with your fund board to ensure optimal oversight of the DWS funds' management and operations. I look forward to serving in this role on your behalf.

As for the economy, experts seem to agree that both the U.S. and global economies are recovering. Interest rates, while destined to rise to a level more in line with historical "normal" at some point, will likely remain relatively low for the foreseeable future. The stock markets continue to demonstrate strength as housing rebounds, American manufacturing strengthens, the U.S. budget deficit improves and unemployment continues to move lower. However, uncertainty persists regarding the pace of the recovery, the eventual tapering of government bond purchases, the potential for further political gridlock around the fiscal impasse and lingering effects of the financial crisis. All this uncertainty may well contribute to volatility in both the bond and stock markets.

It may help to remember that market fluctuations are not unusual. However, significant market swings may also reflect behavior that is driven more by investor emotion than any fundamental factors relating to the securities in question. If volatility is making you nervous, it may be time to review your investments. A trusted financial advisor can help you determine if a strategy change is appropriate and identify risk management strategies that serve your specific goals and situation.

Best regards,
Brian Binder
President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

For the annual period ended October 31, 2013, the total return of DWS Core Fixed Income Fund was -1.07%. By comparison, the fund's benchmark, the Barclays U.S. Aggregate Bond Index, delivered a -1.08% return.

"As 2013 progressed, the interest rate environment became a negative factor for bond prices overall."

As the fiscal period opened, the European debt crisis was beginning to recede, and to some degree, concern for global markets. The U.S. Federal Reserve Board (the Fed) continued to provide support to the economy in the form of measures designed to produce extraordinarily low interest rates. U.S. fixed-income markets focused primarily on the run-up to and aftermath of the presidential election, against a backdrop of wrangling over solutions to the country's budgetary dilemma. Markets seemed to anticipate a reasonable resolution, and credit-sensitive sectors continued their trend of outperformance. This "search for yield" theme on the part of investors remained in place following resolution at year-end of the U.S. "fiscal cliff" crisis. Positive sentiment for risk assets was further supported by continued improvement in key housing and employment measures.

As 2013 progressed, the interest rate environment became a negative factor for bond prices overall, as U.S. Treasury rates moved higher on optimism over prospects for the economy. Speculation increased over the extent to which the Fed would continue to support interest rates at recent levels. The negative sentiment intensified in late June 2013 on comments from the Fed chairman to the effect that the economy may have stabilized sufficiently to allow for a tapering of long-term bond purchases under its quantitative easing program.

In mid-September 2013, the Fed backed off its earlier guidance, and suggested that the timing of its inevitable reduction in support for the bond market would continue to depend on overall conditions. The Fed cited the outlook for tight fiscal policy as a factor in its hesitancy to remove a source of support for the economy. Long rates eased in response, but still ended the fiscal period well above where they started.

Yields on intermediate- and long-term U.S. Treasuries ended the period significantly higher, rising from historically low levels. Specifically, the two-year yield went from 0.30% to 0.33%, the five-year from 0.72% to 1.30%, the 10-year from 1.72% to 2.55%, the 20-year from 2.46% to 3.33% and the 30-year from 2.85% to 3.63%.

For the 12 months ending October 31, 2013, credit spreads — the incremental yield offered by lower-quality vs. higher-quality fixed-income instruments — generally narrowed as investors sought incremental yield in a low-rate environment and reacted to the prospect of extended monetary policy support for the economy.

Positive and Negative Contributors to Performance

The most significant contributor to relative performance for the 12 months ending October 31, 2013 came from sector allocation. Specifically, the portfolio held above-benchmark exposure in investment-grade corporate credit and collateralized securities vs. government obligations throughout the period. This positioning was based on our investment view that the Fed and other global banks would maintain loose monetary policies, thereby providing a supportive environment for risk sentiment and income-oriented strategies.

Within the investment-grade corporate sector, our focus on short-dated, well-capitalized financials that we believed offered attractive relative value worked well for the fund. Within securitized sectors, security selection was essentially a neutral factor vs. the benchmark. As the period progressed, the premiums investors were willing to pay for mortgage pools with specific characteristics guarding against prepayments relative to generic pools came down significantly, providing negative offset to any gains from coupon selection or incremental carry. Positive relative return was generated primarily via allocations to mortgage derivatives and commercial mortgage-backed securities (CMBS). Mortgage derivative positions generated strong income despite an increase in hedging costs brought on by interest rate volatility, while tactical allocations to CMBS benefited from spread tightening.

About Spread Sectors
Spread sectors are areas of the bond market that trade at a yield advantage, or spread, relative to U.S. Treasuries. These include more highly rated sectors such as investment-grade corporate bonds and mortgage-backed securities, as well as more speculative sectors including high-yield corporate bonds. All of these sectors are to varying degrees sensitive to investors' tolerance of credit risk. Yield spreads offered in these areas typically narrow (and prices rise) as the economic outlook improves and investors become more confident that they will receive promised payments of principal and interest. Conversely, as the outlook weakens, spread sectors may underperform. The fund's managers actively shift the balance between spread sectors and U.S. Treasuries based on the outlook for the economy and interest rates, while closely analyzing each potential holding within spread sectors on the basis of relative valuation and credit outlook.

Finally, the portfolio's overall duration was underweight throughout the period. This was a constraint on performance during the third quarter of 2013 as interest rates eased with the Federal Reserve's more cautious message on removing stimulus which we cited above. Nevertheless duration positioning contributed to relative return for the year as a whole as the U.S. economy showed continued improvement and interest rates rose over the 12 months.

Outlook and Positioning

At the end of the period, the largest allocation was a position of 59% in residential mortgage-backed securities, the great majority of which are agency-backed. The next highest weighting was 44% in investment- grade corporate bonds, followed by 10% in U.S.-government-backed securities. (The allocations exceed 100% because the MBS total includes approximately 12% in forward contracts for "to-be-announced" pools.)

Short-term rates remain anchored by the Fed and inflationary pressures are limited. Nonetheless, we continue to expect incoming U.S. economic data to show improving structural conditions. As a result, the portfolio is maintaining an underweight duration stance to limit the impact of any further rise in interest rates. Our significant allocations to MBS, CMBS and corporate bonds remain attractive relative to U.S. Treasuries on a risk-adjusted basis. We are mindful of near-term considerations that may require us to make tactical adjustments to our duration and sector positioning.

Subadvisor

Fischer Francis Trees & Watts, Inc. (FFTW), New York, New York, serves as the sub-advisor to the Fund. FFTW conducts investment research and is responsible for the purchase, sale or exchange of the Fund's assets. FFTW is paid by the Advisor, not the Fund, for the services FFTW provides to the Fund.

Portfolio Management Team

Dominick DeAlto, Head of Global Multi-Sector Fixed Income and Head of Sector Rotation, FFTW

Portfolio Manager of the fund. Joined the fund in 2013.

— Joined FFTW in 2013 from Deutsche Asset & Wealth Management where he was Head of Product Management and Development for DB Advisors; previously, was Head of Fixed Income (Americas) for Robeco, Weiss Peck & Greer Investment Management where he oversaw the management of US and global fixed income assets. Prior to Robeco, held various fixed income portfolio manager positions the longest of which was with Chase Asset Management, a predecessor of J.P. Morgan Asset Management. Began career as a credit analyst at Chase Securities Inc.

— Over 23 years of investment experience.

— BS in Economics, State University of New York, SUNY-Oneonta.

Gary Chan, CFA, FFTW

Portfolio Manager of the fund. Joined the fund in 2012.

— Joined FFTW in 2006.

— Prior to joining FFTW, worked as a financial/economic analyst in the Credit and Risk Management Division and analyst in the Markets Group at the Federal Reserve Bank of New York.

— BS, Management, Binghamton University; MA, Applied Statistics, Columbia University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Quantitative easing is a government monetary policy often used when interest rates are at or near zero. With this policy, government securities are purchased from the market, causing the price of the securities purchased to rise and the yield or interest rates on the securities purchased to fall.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Duration — a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

Performance Summary October 31, 2013 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-1.07%	4.71%	2.75%
Adjusted for the Maximum Sales Charge (max 4.50% load)	-5.52%	3.75%	2.28%
Barclays U.S. Aggregate Bond Index†	-1.08%	6.09%	4.78%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-1.83%	3.92%	1.98%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	-4.72%	3.75%	1.98%
Barclays U.S. Aggregate Bond Index†	-1.08%	6.09%	4.78%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-1.82%	3.93%	1.98%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	-1.82%	3.93%	1.98%
Barclays U.S. Aggregate Bond Index†	-1.08%	6.09%	4.78%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
No Sales Charges	-1.21%	4.50%	2.53%
Barclays U.S. Aggregate Bond Index†	-1.08%	6.09%	4.78%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
No Sales Charges	-0.92%	4.91%	2.92%
Barclays U.S. Aggregate Bond Index†	-1.08%	6.09%	4.78%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
No Sales Charges	-0.82%	4.99%	3.01%
Barclays U.S. Aggregate Bond Index†	-1.08%	6.09%	4.78%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 1.00%, 1.77%, 1.71%, 1.35%, 0.74% and 0.67% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class S shares prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of DWS Core Fixed Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class S. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value
10/31/13	$9.75	$9.75	$9.75	$9.81	$9.75	$9.75
10/31/12	$10.12	$10.12	$10.12	$10.17	$10.12	$10.12
Distribution Information as of 10/31/13
Income Dividends, Twelve Months	$.26	$.19	$.19	$.24	$.28	$.29
October Income Dividend	$.0247	$.0182	$.0186	$.0228	$.0259	$.0268
SEC 30-day Yield††	2.57%	1.94%	1.95%	2.44%	2.84%	2.94%
Current Annualized Distribution Rate††	3.04%	2.24%	2.29%	2.79%	3.19%	3.30%

†† The SEC yield is net investment income per share earned over the month ended October 31, 2013, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.44%, 1.71%, 1.87%, 2.24%, 2.81% and 2.93% for Class A, B, C, R, S and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.91%, 2.01%, 2.21%, 2.59%, 3.16% and 3.29% for Class A, B, C, R, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2013
	Principal Amount ($)	Value ($)

Corporate Bonds 43.2%
Consumer Discretionary 2.4%
Comcast Corp., 6.4%, 3/1/2040	1,150,000	1,404,228
DISH DBS Corp., 5.125%, 5/1/2020	1,500,000	1,518,750
Ford Motor Co., 4.75%, 1/15/2043	1,650,000	1,535,196
Macy's Retail Holdings, Inc., 2.875%, 2/15/2023 (a)	260,000	236,119
NBCUniversal Enterprise, Inc., 144A, 1.974%, 4/15/2019 (a)	1,400,000	1,380,936
News America, Inc., 6.15%, 3/1/2037	1,000,000	1,114,914
		7,190,143
Consumer Staples 0.4%
Altria Group, Inc., 10.2%, 2/6/2039	810,000	1,290,594
Energy 6.0%
ConocoPhillips Co., 2.4%, 12/15/2022	2,000,000	1,869,348
Continental Resources, Inc., 4.5%, 4/15/2023	1,500,000	1,513,125
Enbridge Energy Partners LP, 5.875%, 12/15/2016	985,000	1,108,564
Kinder Morgan Energy Partners LP:
2.65%, 2/1/2019	1,200,000	1,204,012
6.5%, 9/1/2039	550,000	618,222
ONEOK Partners LP, 6.15%, 10/1/2016	1,527,000	1,720,382
Petrobras International Finance Co., 3.875%, 1/27/2016	3,000,000	3,101,547
Petroleos Mexicanos, 3.5%, 1/30/2023	550,000	510,125
Plains All American Pipeline LP, 3.65%, 6/1/2022	2,950,000	2,944,923
Regency Energy Partners LP, 144A, 4.5%, 11/1/2023	1,600,000	1,480,000
TransCanada PipeLines Ltd., 6.1%, 6/1/2040 (a)	600,000	695,827
Williams Companies, Inc., 3.7%, 1/15/2023	1,500,000	1,379,124
		18,145,199
Financials 23.3%
Ally Financial, Inc., 4.75%, 9/10/2018	1,500,000	1,561,435
American International Group, Inc., 4.125%, 2/15/2024	1,100,000	1,130,825
Bank of America Corp.:
5.75%, 12/1/2017	3,000,000	3,430,107
5.875%, 1/5/2021	2,000,000	2,320,206
6.5%, 8/1/2016	2,000,000	2,272,146
Citigroup, Inc.:
2.25%, 8/7/2015 (a)	1,530,000	1,562,457
5.0%, 9/15/2014	1,900,000	1,966,167
5.375%, 8/9/2020 (a)	3,420,000	3,888,154
6.01%, 1/15/2015	1,284,000	1,361,184
6.125%, 11/21/2017	1,000,000	1,160,714
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.375%, 1/19/2017	3,000,000	3,197,619
Fifth Third Bancorp., 5.45%, 1/15/2017 (a)	2,082,000	2,304,439
General Electric Capital Corp., Series A, 6.875%, 1/10/2039	1,640,000	2,072,999
Genworth Holdings, Inc., 4.9%, 8/15/2023	1,200,000	1,249,757
Host Hotels & Resorts LP, Series D, (REIT), 3.75%, 10/15/2023 (a)	1,000,000	948,599
HSBC Finance Corp., 5.5%, 1/19/2016 (a)	2,220,000	2,424,260
HSBC Holdings PLC, 6.5%, 5/2/2036	440,000	518,830
Intesa Sanpaolo SpA:
3.125%, 1/15/2016	800,000	815,818
3.875%, 1/15/2019 (b)	700,000	702,780
JPMorgan Chase & Co.:
1.458%*, 9/1/2015	2,000,000	2,001,422
3.375%, 5/1/2023	1,500,000	1,405,836
5.125%, 9/15/2014	5,000,000	5,190,965
6.4%, 5/15/2038	1,670,000	2,012,732
MBNA Corp., 5.0%, 6/15/2015	4,000,000	4,238,648
MetLife, Inc., 6.4%, 12/15/2036	800,000	833,000
Morgan Stanley:
1.75%, 2/25/2016	700,000	706,868
2.125%, 4/25/2018 (a)	750,000	745,684
Series F, 5.625%, 9/23/2019	1,410,000	1,608,951
Series F, 6.0%, 4/28/2015	2,110,000	2,260,536
PNC Funding Corp., 5.25%, 11/15/2015	2,750,000	2,978,393
Prudential Financial, Inc.:
6.2%, 1/15/2015	820,000	872,551
6.625%, 6/21/2040	500,000	621,735
Santander UK PLC, 144A, 5.0%, 11/7/2023 (b)	900,000	900,580
Sarawak International, Inc., 5.5%, 8/3/2015	300,000	318,039
Societe Generale SA, 2.625%, 10/1/2018	600,000	606,780
The Goldman Sachs Group, Inc.:
1.6%, 11/23/2015	1,420,000	1,435,878
6.75%, 10/1/2037 (a)	1,370,000	1,496,476
U.S. Bank NA, 3.778%, 4/29/2020	5,290,000	5,507,572
		70,631,142
Industrials 2.6%
Caterpillar Financial Services Corp., 7.15%, 2/15/2019	3,300,000	4,088,984
CNH Capital LLC, 3.625%, 4/15/2018 (a)	1,600,000	1,622,000
Masco Corp., 6.125%, 10/3/2016	2,000,000	2,230,000
		7,940,984
Information Technology 0.2%
Apple, Inc., 2.4%, 5/3/2023	850,000	776,750
Materials 1.2%
Corp Nacional del Cobre de Chile, REG S, 7.5%, 1/15/2019	200,000	242,433
Dow Chemical Co., 3.0%, 11/15/2022	1,350,000	1,268,766
International Paper Co., 4.75%, 2/15/2022 (a)	2,000,000	2,142,770
		3,653,969
Telecommunication Services 4.1%
AT&T, Inc.:
2.625%, 12/1/2022 (a)	1,500,000	1,346,117
6.55%, 2/15/2039	2,400,000	2,686,368
Deutsche Telekom International Finance BV, 144A, 2.25%, 3/6/2017	3,000,000	3,066,915
Verizon Communications, Inc.:
3.65%, 9/14/2018	630,000	670,038
5.15%, 9/15/2023	1,030,000	1,117,538
6.55%, 9/15/2043	400,000	464,084
8.75%, 11/1/2018	2,288,000	2,949,706
		12,300,766
Utilities 3.0%
Consolidated Edison Co. of New York, 5.7%, 6/15/2040	850,000	988,823
Dominion Resources, Inc., Series D, 8.875%, 1/15/2019	1,500,000	1,942,554
Duke Energy Corp., 1.625%, 8/15/2017	1,320,000	1,321,630
MidAmerican Energy Holdings Co., 6.125%, 4/1/2036	1,500,000	1,700,307
NiSource Finance Corp., 5.4%, 7/15/2014	3,000,000	3,092,310
		9,045,624
Total Corporate Bonds (Cost $126,455,072)		130,975,171

Mortgage-Backed Securities Pass-Throughs 38.1%
Federal Home Loan Mortgage Corp.:
2.8%, 11/1/2036*	1,628,219	1,741,176
3.0%, with various maturities from 7/1/2026 until 3/1/2027 (b)	4,769,796	4,944,594
3.5%, with various maturities from 6/1/2028 until 9/1/2042 (b)	7,391,532	7,632,548
3.627%*, 5/1/2041	1,386,866	1,461,268
4.0%, with various maturities from 4/1/2021 until 4/1/2042 (b)	9,955,253	10,464,415
4.016%*, 11/1/2036	1,421,180	1,513,794
4.5%, with various maturities from 3/1/2026 until 4/1/2041 (b)	20,410,367	21,698,640
5.0%, 12/1/2040	479,314	518,071
5.5%, 6/1/2039	363,706	394,309
6.0%, 11/1/2038	1,992,483	2,190,976
Federal National Mortgage Association:
3.0%, with various maturities from 9/1/2042 until 12/1/2042 (b)	9,008,888	8,893,843
3.5%, with various maturities from 6/1/2028 until 11/1/2042 (b)	17,310,339	17,815,046
4.0%, with various maturities from 11/1/2026 until 12/1/2041	3,692,043	3,911,782
4.5%, with various maturities from 12/1/2040 until 3/1/2041	3,557,967	3,830,929
5.0%, with various maturities from 9/1/2025 until 11/1/2041	7,309,238	8,002,906
5.5%, with various maturities from 2/1/2025 until 2/1/2042	5,949,652	6,516,229
6.0%, with various maturities from 10/1/2022 until 4/1/2036	2,209,876	2,425,559
6.5%, with various maturities from 5/1/2023 until 4/1/2037	1,108,842	1,218,008
Government National Mortgage Association:
3.0%, with various maturities from 7/15/2042 until 10/1/2042 (b)	3,498,673	3,491,401
3.5%, 5/1/2042 (b)	4,200,000	4,362,422
4.5%, 7/15/2040	347,621	376,897
5.5%, 6/15/2038	381,881	419,815
6.5%, with various maturities from 12/15/2023 until 4/20/2024	1,345,498	1,506,101
Total Mortgage-Backed Securities Pass-Throughs (Cost $115,785,737)		115,330,729

Asset-Backed 0.8%
Home Equity Loans 0.5%
First Franklin Mortgage Loan Trust, "A3", Series 2004-FF10, 1.259%*, 9/25/2034	436,382	435,186
Terwin Mortgage Trust, "AF2", Series 2005-16HE, 4.761%*, 9/25/2036	1,056,144	1,105,405
		1,540,591
Miscellaneous 0.3%
HLSS Servicer Advance Receivables Backed Notes, "C2", Series 2013-T1, 144A, 2.487%, 1/16/2046	1,000,000	1,001,300
Total Asset-Backed (Cost $2,461,291)		2,541,891

Commercial Mortgage-Backed Securities 8.6%
Citigroup Commercial Mortgage Trust, "C", Series 2013-GC11, 4.134%*, 4/10/2046	1,500,000	1,410,224
Commercial Mortgage Trust:
"D", Series 2013-CR7, 144A, 4.361%*, 3/10/2046	1,800,000	1,528,326
"A4", Series 2005-GG3, 4.799%, 8/10/2042	3,030,000	3,127,566
Credit Suisse Mortgage Capital Certificates, "SVE", Series 2006-TF2A, 144A, 0.724%*, 10/15/2021	1,700,000	1,680,878
FREMF Mortgage Trust:
"B", Series 2013-K713, 144A, 3.165%*, 4/25/2046	2,255,000	2,092,709
"B", Series 2013-K27, 144A, 3.497%*, 1/25/2046	1,100,000	972,087
"B", Series 2013-K26, 144A, 3.6%*, 12/25/2045	1,300,000	1,170,988
"C", Series 2013-K25, 144A, 3.617%*, 11/25/2045	1,280,000	1,075,696
"B", Series 2012-K23, 144A, 3.656%*, 10/25/2045	1,620,000	1,470,173
"B", Series 2012-K707, 144A, 3.882%*, 1/25/2047	1,400,000	1,390,021
"C", Series 2012-K21, 144A, 3.939%*, 7/25/2045	1,280,000	1,098,345
JPMBB Commercial Mortgage Securities Trust, "D", Series 2013-C12, 4.088%*, 7/15/2045	2,540,000	2,119,511
JPMorgan Chase Commercial Mortgage Securities Trust:
"D", Series 2012-CB, 144A, 4.668%*, 10/15/2045	1,600,000	1,539,179
"B", Series 2011-C5, 144A, 5.314%*, 8/15/2046	1,100,000	1,219,743
Merrill Lynch/Countrywide Commercial Mortgage Trust, "AM", Series 2006-3, 5.456%, 7/12/2046	1,810,000	1,974,728
WFRBS Commercial Mortgage Trust, "A4", Series 2011-C2, 144A, 4.869%, 2/15/2044	1,950,000	2,165,305
Total Commercial Mortgage-Backed Securities (Cost $27,440,518)		26,035,479

Collateralized Mortgage Obligations 11.4%
American Home Mortgage Investment Trust, "2A3", Series 2005-3, 1.998%*, 9/25/2035	632,621	628,481
Chase Mortgage Finance Corp., "A2", Series 2004-S1, 4.75%, 2/25/2019	1,758,981	1,777,835
Federal Home Loan Mortgage Corp.:
"FB", Series 3616, 0.874%*, 12/15/2039	283,482	286,721
"AI", Series 3763, Interest Only, 3.5%, 6/15/2025	1,096,461	91,950
"PI", Series 3773, Interest Only, 3.5%, 6/15/2025	476,133	33,966
"AI", Series 3730, Interest Only, 4.0%, 11/15/2028	459,393	20,626
"6", Series 233, Interest Only, 4.5%, 8/15/2035	926,862	122,323
"CI", Series 3922, Interest Only, 4.5%, 3/15/2041	6,226,264	1,321,563
"S5", Series 268, Interest Only, 5.826%**, 8/15/2042	3,568,048	892,443
Federal National Mortgage Association:
"IW", Series 2013-54, Interest Only, 3.0%, 6/25/2043	8,308,131	1,361,357
"IB" Series 2012-148, Interest Only, 3.5%, 1/25/2028	10,474,302	1,367,591
"C13", Series 418, Interest Only, 3.5%, 8/25/2033	6,900,000	1,201,031
"LI", Series 2013-2, Interest Only, 4.0%, 8/25/2042	3,842,067	743,321
"AI", Series 2012-48, Interest Only, 4.5%, 7/25/2041	9,858,981	2,006,357
"7", Series 356, Interest Only, 5.0%, 2/1/2035	1,329,147	214,533
"8", Series 356, Interest Only, 5.0%, 2/1/2035	988,098	153,155
"SB", Series 2012-96, Interest Only, 5.88%**, 9/25/2042	2,708,322	542,535
"LS", Series 2012-9, Interest Only, 6.33%**, 2/25/2042	2,887,636	629,340
"DS", Series 2012-63, Interest Only, 6.38%**, 3/25/2039	4,719,710	1,009,096
"SD", Series 2012-99, Interest Only, 6.43%**, 9/25/2042	7,321,166	1,587,235
"KS", Series 2012-99, Interest Only, 6.53%**, 3/25/2041	3,365,130	780,775
Government National Mortgage Association:
"PI", Series 2013-H11, Interest Only, 2.03%**, 4/20/2063	57,889,036	5,075,769
"XI", Series 2013-H10, Interest Only, 2.232%**, 4/20/2063	20,256,267	2,082,344
"IO", Series 2013-H08, Interest Only, 2.922%**, 3/20/2063	3,997,986	485,995
"AI", Series 2009-125, Interest Only, 4.5%, 3/20/2035	2,277,458	138,021
"IP", Series 2010-4, Interest Only, 5.0%, 1/16/2039	3,247,687	583,823
"CI", Series 2011-159, Interest Only, 5.0%, 6/16/2040	4,412,916	670,717
"PI", Series 2009-76, Interest Only, 6.0%, 3/16/2039	2,278,296	395,607
"NS", Series 2011-146, Interest Only, 6.525%**, 4/16/2040	3,870,371	713,892
"PS", Series 2011-141, Interest Only, 6.525%**, 6/16/2041	3,523,039	806,917
Impac CMB Trust, "1A1", Series 2003-11, 0.939%*, 10/25/2033	1,516,888	1,448,302
Merrill Lynch Mortgage Investors Trust, "A3A", Series 2003-H, 2.035%*, 1/25/2029	793,148	786,404
NCUA Guaranteed Notes, "1A", Series 2010-R1, 0.619%*, 10/7/2020	1,535,931	1,544,090
Structured Asset Mortgage Investments II Trust, "A1A", Series 2004-AR7, 0.881%*, 4/19/2035	942,856	915,142
Vendee Mortgage Trust:
"DI", Series 2010-1, Interest Only, 0.34%**, 4/15/2040	34,229,987	660,334
"IO", Series 2011-1, Interest Only, 0.55%**, 9/15/2046	25,537,684	895,441
Wells Fargo Mortgage Backed Securities Trust, "1A2", Series 2003-L, 2.897%*, 11/25/2033	639,967	642,061
Total Collateralized Mortgage Obligations (Cost $37,272,084)		34,617,093

Government & Agency Obligations 8.0%
Other Government Related 0.1% (c)
Sberbank of Russia, REG S, 5.499%, 7/7/2015	400,000	423,500

Sovereign Bonds 1.3%
Federative Republic of Brazil, 2.625%, 1/5/2023	1,500,000	1,338,750
Province of Ontario Canada, 2.0%, 9/27/2018	1,500,000	1,521,000
Republic of Panama, 9.375%, 4/1/2029	100,000	144,500
Republic of Poland, 5.0%, 3/23/2022	350,000	382,812
United Mexican States, 3.625%, 3/15/2022	650,000	659,750
		4,046,812
U.S. Government Sponsored Agency 0.7%
Federal Home Loan Mortgage Corp., 6.75%, 3/15/2031	1,500,000	2,048,635
U.S. Treasury Obligations 5.9%
U.S. Treasury Bonds:
3.5%, 2/15/2039	3,600,000	3,573,562
3.875%, 8/15/2040	6,400,000	6,745,997
U.S. Treasury Inflation-Indexed Bonds:
2.125%, 2/15/2041	843,665	1,007,718
2.5%, 1/15/2029	653,568	806,697
U.S. Treasury Note, 2.125%, 8/15/2021 (d)	5,620,000	5,611,221
		17,745,195
Total Government & Agency Obligations (Cost $25,771,885)		24,264,142
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 1.7%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018	4,132,532	4,279,320
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series A2, 7.431%, 7/1/2043	750,000	884,745
Total Municipal Bonds and Notes (Cost $4,882,532)		5,164,065

Preferred Security 0.5%
Financials
HSBC Finance Capital Trust IX, 5.911%, 11/30/2035 (Cost $1,338,519)	1,500,000	1,547,820

	Shares	Value ($)

Securities Lending Collateral 5.2%
Daily Assets Fund Institutional, 0.08% (e) (f) (Cost $15,768,243)	15,768,243	15,768,243

Cash Equivalents 0.0%
Central Cash Management Fund, 0.06% (e) (Cost $18,919)	18,919	18,919

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $357,194,800)†	117.5	356,263,552
Other Assets and Liabilities, Net	(17.5)	(53,185,512)
Net Assets	100.0	303,078,040

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2013.

** These securities are shown at their current rate as of October 31, 2013.

† The cost for federal income tax purposes was $357,195,361. At October 31, 2013, net unrealized depreciation for all securities based on tax cost was $931,809. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,251,280 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,183,089.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2013 amounted to $15,280,012, which is 5.0% of net assets.

(b) When-issued or delayed delivery security included.

(c) Government-backed debt issued by financial companies or government sponsored enterprises.

(d) At October 31, 2013, this security, in whole or in part, is subject to repurchase under reverse repurchase agreements, with Barclays PLC with value of assets sold under financing agreements equating to $1,996,165.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

NCUA: National Credit Union Administration

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

At October 31, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
2-Year U.S. Treasury Note	USD	12/31/2013	43	9,478,141	31,670

At October 31, 2013, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10-Year U.S. Treasury Note	USD	12/19/2013	313	39,863,484	(1,015,655)
10-Year U.S. Treasury Note	USD	12/19/2013	9	1,213,313	(33,789)
10-Year U.S. Treasury Note	USD	12/31/2013	160	19,470,000	(241,522)
Ultra Long Term U.S. Treasury Bond	USD	12/19/2013	3	432,281	(18,063)
Total unrealized depreciation					(1,309,029)

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Corporate Bonds	$—	$130,975,171	$—	$130,975,171
Mortgage-Backed Securities Pass-Throughs	—	115,330,729	—	115,330,729
Asset-Backed	—	2,541,891	—	2,541,891
Commercial Mortgage-Backed Securities	—	26,035,479	—	26,035,479
Collateralized Mortgage Obligations	—	34,617,093	—	34,617,093
Government & Agency Obligations	—	24,264,142	—	24,264,142
Municipal Bonds and Notes	—	5,164,065	—	5,164,065
Preferred Security	—	1,547,820	—	1,547,820
Short-Term Investments (g)	15,787,162	—	—	15,787,162
Derivatives (h)
Futures Contracts	31,670	—	—	31,670
Total	$15,818,832	$340,476,390	$—	$356,295,222
Liabilities

Derivatives (h)
Futures Contracts	$(1,309,029)	$—	$—	$(1,309,029)
Total	$(1,309,029)	$—	$—	$(1,309,029)

There have been no transfers between fair value measurement levels during the year ended October 31, 2013.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $341,407,638) — including $15,280,012 of securities loaned	$340,476,390
Investment in Daily Assets Fund Institutional (cost $15,768,243)*	15,768,243
Investment in Central Cash Management Fund (cost $18,919)	18,919
Total investments in securities, at value (cost $357,194,800)	356,263,552
Cash	79,542
Receivable for investments sold	728,894
Receivable for investments sold — when-issued/ delayed delivery securities	9,489,375
Receivable for Fund shares sold	45,823
Interest receivable	2,684,556
Receivable for variation margin on futures contracts	669,140
Other assets	22,446
Total assets	369,983,328
Liabilities
Payable upon return of securities loaned	15,768,243
Payable for investments purchased	1,032,238
Payable for investments purchased — when-issued/ delayed delivery securities	47,234,282
Payable for Fund shares redeemed	414,238
Payable for open reverse repurchase agreement	1,969,363
Distributions payable	98,588
Accrued management fee	103,282
Accrued Trustees' fees	3,745
Other accrued expenses and payables	281,309
Total liabilities	66,905,288
Net assets, at value	$303,078,040

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2013 (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(98,588)
Net unrealized appreciation (depreciation) on: Investments	(931,248)
Futures	(1,277,359)
Accumulated net realized gain (loss)	(254,159,672)
Paid-in capital	559,544,907
Net assets, at value	$303,078,040
Net Asset Value
Class A Net Asset Value and redemption price per share ($134,986,110 ÷ 13,839,746 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.75
Maximum offering price per share (100 ÷ 95.50 of $9.75)	$10.21
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($984,654 ÷ 100,988 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.75
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($12,269,466 ÷ 1,257,972 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.75
Class R Net Asset Value, offering and redemption price per share ($807,100 ÷ 82,314 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.81
Class S Net Asset Value, offering and redemption price per share ($22,986,788 ÷ 2,358,239 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.75
Institutional Class Net Asset Value, offering and redemption price per share ($131,043,922 ÷ 13,437,652 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.75

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2013
Investment Income
Income: Interest	$12,201,909
Income distributions — Central Cash Management Fund	8,907
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	6,395
Total income	12,217,211
Expenses: Management fee	1,391,680
Administration fee	347,920
Services to shareholders	547,594
Distribution and service fees	543,791
Custodian fee	22,416
Professional fees	92,470
Reports to shareholders	50,284
Registration fees	76,776
Trustees' fees and expenses	15,133
Other	24,319
Total expenses before expense reductions	3,112,383
Expense reductions	(305,830)
Total expenses after expense reductions	2,806,553
Net investment income	9,410,658
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,776,108
Futures	2,555,390
4,331,498
Change in net unrealized appreciation (depreciation) on: Investments	(16,307,070)
Futures	(1,313,265)
(17,620,335)
Net gain (loss)	(13,288,837)
Net increase (decrease) in net assets resulting from operations	$(3,878,179)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$9,410,658	$9,327,594
Net realized gain (loss)	4,331,498	10,069,457
Change in net unrealized appreciation (depreciation)	(17,620,335)	8,371,356
Net increase (decrease) in net assets resulting from operations	(3,878,179)	27,768,407
Distributions to shareholders from: Net investment income: Class A	(3,962,954)	(3,938,324)
Class B	(28,349)	(48,961)
Class C	(282,376)	(290,366)
Class R	(28,393)	(30,757)
Class S	(770,266)	(761,875)
Institutional Class	(4,353,029)	(4,257,063)
Total distributions	(9,425,367)	(9,327,346)
Fund share transactions: Proceeds from shares sold	55,695,850	88,990,974
Reinvestment of distributions	9,054,850	8,847,376
Payments for shares redeemed	(140,029,663)	(92,836,570)
Net increase (decrease) in net assets from Fund share transactions	(75,278,963)	5,001,780
Increase (decrease) in net assets	(88,582,509)	23,442,841
Net assets at beginning of period	391,660,549	368,217,708
Net assets at end of period (including accumulated distributions in excess of net investment income of $98,588 and $154,916, respectively)	$303,078,040	$391,660,549

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.12		$9.65	$9.45	$9.04	$9.01
Income (loss) from investment operations: Net investment incomea	.26		.23	.24	.27	.42
Net realized and unrealized gain (loss)	(.37)		.47	.20	.41	.02
Total from investment operations	(.11)		.70	.44	.68	.44
Less distributions from: Net investment income	(.26)		(.23)	(.24)	(.27)	(.41)
Net asset value, end of period	$9.75		$10.12	$9.65	$9.45	$9.04
Total Return (%)b,c	(1.07)		7.36	4.69	7.64	5.18
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135		164	173	242	313
Ratio of expenses before expense reductions (%)	1.04		1.00	1.06	1.07	1.05
Ratio of expenses after expense reductions (%)	.89		.95	.95	.87	.78
Ratio of net investment income (%)	2.63		2.35	2.50	2.96	4.84
Portfolio turnover rate (%)	241	d	300	384	293	258
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d The portfolio turnover rate, including reverse repurchase agreements, was 248% for the year ended October 31, 2013.

	Years Ended October 31,
Class B	2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.12		$9.64	$9.44	$9.04	$9.00
Income (loss) from investment operations: Net investment incomea	.18		.16	.16	.20	.36
Net realized and unrealized gain (loss)	(.36)		.48	.20	.40	.02
Total from investment operations	(.18)		.64	.36	.60	.38
Less distributions from: Net investment income	(.19)		(.16)	(.16)	(.20)	(.34)
Net asset value, end of period	$9.75		$10.12	$9.64	$9.44	$9.04
Total Return (%)b,c	(1.83)		6.67	3.90	6.73	4.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		2	4	8	12
Ratio of expenses before expense reductions (%)	1.86		1.77	1.76	1.77	1.84
Ratio of expenses after expense reductions (%)	1.64		1.71	1.70	1.61	1.55
Ratio of net investment income (%)	1.81		1.60	1.75	2.22	4.07
Portfolio turnover rate (%)	241	d	300	384	293	258
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d The portfolio turnover rate, including reverse repurchase agreements, was 248% for the year ended October 31, 2013.

	Years Ended October 31,
Class C	2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.12		$9.65	$9.45	$9.04	$9.01
Income (loss) from investment operations: Net investment incomea	.18		.16	.17	.20	.36
Net realized and unrealized gain (loss)	(.36)		.47	.20	.41	.01
Total from investment operations	(.18)		.63	.37	.61	.37
Less distributions from: Net investment income	(.19)		(.16)	(.17)	(.20)	(.34)
Net asset value, end of period	$9.75		$10.12	$9.65	$9.45	$9.04
Total Return (%)b,c	(1.82)		6.57	3.92	6.85	4.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12		21	18	24	33
Ratio of expenses before expense reductions (%)	1.72		1.71	1.73	1.72	1.74
Ratio of expenses after expense reductions (%)	1.64		1.70	1.70	1.60	1.55
Ratio of net investment income (%)	1.83		1.61	1.75	2.23	4.07
Portfolio turnover rate (%)	241	d	300	384	293	258
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d The portfolio turnover rate, including reverse repurchase agreements, was 248% for the year ended October 31, 2013.

	Years Ended October 31,
Class R	2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.17		$9.70	$9.50	$9.09	$9.05
Income (loss) from investment operations: Net investment incomea	.23		.21	.21	.25	.40
Net realized and unrealized gain (loss)	(.35)		.47	.21	.41	.03
Total from investment operations	(.12)		.68	.42	.66	.43
Less distributions from: Net investment income	(.24)		(.21)	(.22)	(.25)	(.39)
Net asset value, end of period	$9.81		$10.17	$9.70	$9.50	$9.09
Total Return (%)b	(1.21)		7.07	4.44	7.39	5.02
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1	2	2	3
Ratio of expenses before expense reductions (%)	1.37		1.35	1.59	1.13	1.35
Ratio of expenses after expense reductions (%)	1.14		1.20	1.19	1.08	1.06
Ratio of net investment income (%)	2.31		2.10	2.26	2.75	4.57
Portfolio turnover rate (%)	241	c	300	384	293	258
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c The portfolio turnover rate, including reverse repurchase agreements, was 248% for the year ended October 31, 2013.

	Years Ended October 31,
Class S	2013		2012		2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$10.12		$9.64		$9.44	$9.04		$9.00
Income (loss) from investment operations: Net investment incomea	.27		.25		.25	.29		.44
Net realized and unrealized gain (loss)	(.36)		.48		.20	.40		.03
Total from investment operations	(.09)		.73		.45	.69		.47
Less distributions from: Net investment income	(.28)		(.25)		(.25)	(.29)		(.43)
Net asset value, end of period	$9.75		$10.12		$9.64	$9.44		$9.04
Total Return (%)	(.92	)b	7.69	b	4.88	7.71	b	5.42	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23		30		31	50		54
Ratio of expenses before expense reductions (%)	.77		.74		.78	.80		.76
Ratio of expenses after expense reductions (%)	.74		.74		.78	.70		.56
Ratio of net investment income (%)	2.77		2.57		2.67	3.13		5.06
Portfolio turnover rate (%)	241	c	300		384	293		258
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c The portfolio turnover rate, including reverse repurchase agreements, was 248% for the year ended October 31, 2013.

	Years Ended October 31,
Institutional Class	2013		2012		2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$10.12		$9.65		$9.45	$9.04		$9.01
Income (loss) from investment operations: Net investment incomea	.29		.26		.26	.30		.44
Net realized and unrealized gain (loss)	(.37)		.47		.20	.41		.02
Total from investment operations	(.08)		.73		.46	.71		.46
Less distributions from: Net investment income	(.29)		(.26)		(.26)	(.30)		(.43)
Net asset value, end of period	$9.75		$10.12		$9.65	$9.45		$9.04
Total Return (%)	(.82	)b	7.67	b	4.98	7.93	b	5.42	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	131		172		141	162		239
Ratio of expenses before expense reductions (%)	.67		.67		.68	.70		.68
Ratio of expenses after expense reductions (%)	.64		.67		.68	.60		.55
Ratio of net investment income (%)	2.87		2.64		2.77	3.23		5.07
Portfolio turnover rate (%)	241	c	300		384	293		258
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c The portfolio turnover rate, including reverse repurchase agreements, was 248% for the year ended October 31, 2013.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Core Fixed Income Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management has completed its evaluation of the application of ASU 2013-01 and its impact on the Fund's financial statements and will include the required disclosures in the semiannual shareholder report as of April 30, 2014.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, under the terms of a Master Repurchase Agreement,. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

For the year ended October 31, 2013, the Fund had average daily reverse repurchase agreements outstanding of $1,531,571 for a total of 83 days, with a related weighted average annualized interest rate of 0.16%, which resulted in $558 of interest expense.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $255,436,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017 (the expiration date), whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforwards	$(255,436,000)
Net unrealized appreciation (depreciation) on investments	$(931,809)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2013	2012
Distributions from ordinary income*	$9,425,367	$9,327,346

*For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default of principal.

B. Derivative Instruments

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2013, the Fund entered into option contracts to gain exposure to different parts of the yield curve while managing overall duration.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities.

There were no open purchased or written option contracts as of October 31, 2013. For the year ended October 31, 2013, the investment in purchased option contracts had a total value generally indicative of a range from $0 to approximately $104,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2013, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $9,478,000 to $23,661,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $20,093,000 to $67,546,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Interest Rate Contracts (a)	$31,670
The above derivative is located in the following Statement of Assets and Liabilities account:
(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivative	Futures Contracts
Interest Rate Contracts (a)	$(1,309,029)
The above derivative is located in the following Statement of Assets and Liabilities account:
(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Futures Contracts	Total
Interest Rate Contracts (a)	$(121,540)	$2,555,390	$2,433,850
Each of the above derivatives is located in the following Statement of Operations accounts: (a) Net realized gain (loss) from investments (includes purchased options) and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Interest Rate Contracts (a)	$(1,313,265)
Each of the above derivatives is located in the following Statement of Operations accounts: (a) Change in net unrealized depreciation on futures

C. Purchases and Sales of Securities

During the year ended October 31, 2013, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $919,453,444 and $992,893,096, respectively. Purchases and sales of U.S. Treasury obligations aggregated $6,420,798 and $13,347,751, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Fischer Francis Trees & Watts, Inc. (FFTW), New York, New York, serves as the sub-advisor to the Fund. FFTW conducts investment research and is responsible for the purchase, sale or exchange of the Fund's assets. FFTW is paid by the Advisor, not the Fund, for the services FFTW provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.400%
Next $1.75 billion of such net assets	.385%
Next $1.75 billion of such net assets	.370%
Over $5 billion of such net assets	.355%

Accordingly, for the year ended October 31, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.40% of the Fund's average daily net assets.

For the period from November 1, 2012 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:,
Class A	.89%
Class B	1.64%
Class C	1.64%
Class R	1.14%
Class S	.74%
Institutional Class	.64%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2013, the Administration Fee was $347,920, of which $25,821 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2013
Class A	$103,747	$103,747	$—
Class B	1,716	1,716	—
Class C	8,802	8,802	—
Class R	422	422	—
Class S	28,954	8,186	3,658
Institutional Class	112,677	48,804	18,712
	$256,318	$171,677	$22,370

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended October 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2013
Class B	$11,759	$651
Class C	115,201	7,851
Class R	3,076	169
	$130,036	$8,671

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A, Class B, Class C and Class R at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2013	Annual Effective Rate
Class A	$368,921	$125,937	$43,468	.16%
Class B	3,892	1,700	525	.14%
Class C	37,981	4,104	4,155	.22%
Class R	2,961	2,412	316	.04%
	$413,755	$134,153	$48,464

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2013, aggregated $5,851.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2013, the CDSC for Class B and C shares aggregated $3,891 and $1,256, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $18,317, of which $8,198 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Effective December 27, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from December 27, 2012 through October 31, 2013, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $675.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2013.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At October 31, 2013, there were two affiliated shareholder accounts that held approximately 19% and 10% of the outstanding shares of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,992,081	$19,898,079	2,979,687	$29,291,512
Class B	1,859	18,809	12,164	118,921
Class C	713,064	7,185,545	668,307	6,687,918
Class R	69,464	698,937	21,335	211,491
Class S	714,149	7,145,931	975,920	9,558,075
Institutional Class	2,064,574	20,748,549	4,406,764	43,123,057
		$55,695,850		$88,990,974
Shares issued to shareholders in reinvestment of distributions
Class A	381,147	$3,768,602	375,609	$3,702,936
Class B	2,407	23,830	4,024	39,566
Class C	22,224	219,869	23,411	230,965
Class R	2,739	27,303	2,953	29,258
Class S	74,223	733,882	72,720	716,844
Institutional Class	432,852	4,281,364	418,221	4,127,807
		$9,054,850		$8,847,376
Shares redeemed
Class A	(4,755,696)	$(47,163,572)	(5,028,345)	$(49,422,434)
Class B	(129,671)	(1,287,213)	(184,635)	(1,817,862)
Class C	(1,597,509)	(16,009,319)	(452,148)	(4,443,789)
Class R	(132,241)	(1,318,854)	(65,169)	(636,701)
Class S	(1,423,273)	(14,110,136)	(1,245,421)	(12,210,638)
Institutional Class	(6,045,916)	(60,140,569)	(2,466,247)	(24,305,146)
		$(140,029,663)		$(92,836,570)
Net increase (decrease)
Class A	(2,382,468)	$(23,496,891)	(1,673,049)	$(16,427,986)
Class B	(125,405)	(1,244,574)	(168,447)	(1,659,375)
Class C	(862,221)	(8,603,905)	239,570	2,475,094
Class R	(60,038)	(592,614)	(40,881)	(395,952)
Class S	(634,901)	(6,230,323)	(196,781)	(1,935,719)
Institutional Class	(3,548,490)	(35,110,656)	2,358,738	22,945,718
		$(75,278,963)		$5,001,780

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Income Trust and Shareholders of DWS Core Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Core Fixed Income Fund (the "Fund") at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the years indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2013 to October 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$979.00	$975.10	$975.20	$978.80	$980.60	$980.20
Expenses Paid per $1,000*	$4.44	$8.16	$8.16	$5.69	$3.69	$3.19
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$1,020.72	$1,016.94	$1,016.94	$1,019.46	$1,021.48	$1,021.98
Expenses Paid per $1,000*	$4.53	$8.34	$8.34	$5.80	$3.77	$3.26

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Core Fixed Income Fund	.89%	1.64%	1.64%	1.14%	.74%	.64%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 4% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Core Fixed Income Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and Fischer Francis Trees & Watts, Inc. ("FFTW") in September 2013.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's and FFTW's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and FFTW provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board also requested and received information regarding DIMA's oversight of Fund sub-advisers, including FFTW. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). With respect to the sub-advisory fee paid to FFTW, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and FFTW.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of FFTW with respect to the Fund. The Board noted that DIMA pays FFTW's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and FFTW and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and FFTW and their affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and FFTW related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA and FFTW related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,8 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,8 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder9,10 (1972) President and Chief Executive Officer, 2013-present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Effective as of January 9, 2013.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

10 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SFXAX	SFXBX	SFXCX	SFXSX	MFINX
CUSIP Number	23339E 889	23339E 871	23339E 863	23339E 541	23339E 848
Fund Number	493	693	793	2394	593

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	SFXRX
CUSIP Number	23339E 855
Fund Number	1504

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DCFIF-2
(R-024956-3 12/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CORE FIXED INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$73,445	$0	$0	$0
2012	$72,913	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$66,535	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$66,535	$0	$66,535
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Fixed Income Fund, a series of DWS Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2013